UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2020
Date of Report (Date of earliest event reported)

TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principle executive offices)	(Zip Code)

(703) 724-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01.          Regulation FD Disclosure

On December 15, 2020, Telos Corporation posted the Telos Investor Presentation to its website at https://investors.telos.com/. A copy of that presentation is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Telos Investor Presentation, dated December 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 15, 2020

TELOS CORPORATION
By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer